UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 1, 2001

SOUTHWEST GAS CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization) 5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada (Address of principal executive offices)	1-7850 (Commission File Number)	88-0085720 (I.R.S. Employer Identification No.) 89193-8510 (Zip Code)

Registrant's telephone number, including area code: (702) 876-7237

Item 9. Regulation FD Disclosure

On November 1, 2001, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company’s operating performance and financial position for the quarter ended September 30, 2001. The financial information released is included herein. The following information is summary in nature and should not be considered complete financial statements.

                                                   SOUTHWEST GAS CORPORATION
                                                  SUMMARY STATEMENTS OF INCOME
                                            (In thousands, except per share amounts)
                                                          (Unaudited)

                                                            NINE MONTHS ENDED                TWELVE MONTHS ENDED
                                                              SEPTEMBER 30,                     SEPTEMBER 30,
                                                       ----------------------------     -----------------------------
                                                           2001            2000             2001             2000
---------------------------------------------------------------------------------------------------------------------

Gas operating revenues                                 $   862,482     $   575,142      $ 1,158,051      $   795,318
Net cost of gas sold                                       508,282         263,836          639,157          339,431
--------------------------------------------------------------------------------------------------------------------
Operating margin                                           354,200         311,306          518,894          455,887
Operations and maintenance expenses                        187,727         170,506          248,396          228,199
Depreciation, amortization, and general taxes              102,591          93,059          134,040          121,857
--------------------------------------------------------------------------------------------------------------------
Operating income                                            63,882          47,741          136,458          105,831
Net interest deductions                                     59,253          50,050           78,095           66,927
Preferred securities distribution                            4,106           4,106            5,475            5,475
--------------------------------------------------------------------------------------------------------------------
Pretax utility income (loss)                                   523          (6,415)          52,888           33,429
Utility income taxes                                            88          (4,300)          18,002            9,724
--------------------------------------------------------------------------------------------------------------------
Net utility income (loss)                                      435          (2,115)          34,886           23,705
Other income (expense), net                                  2,287           3,912              (53)           6,180
--------------------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations                  2,722           1,797           34,833           29,885
Contribution to net income - construction services           3,459           3,992            3,870            4,732
--------------------------------------------------------------------------------------------------------------------
Net income                                             $     6,181     $     5,789      $    38,703      $    34,617
====================================================================================================================

Earnings per share - gas operations                    $      0.08     $      0.06      $      1.09      $      0.96
Earnings per share - construction services                    0.11            0.13             0.12             0.15
--------------------------------------------------------------------------------------------------------------------
Basic earnings per share                               $      0.19     $      0.19      $      1.21      $      1.11
====================================================================================================================
Diluted earnings per share                             $      0.19     $      0.18      $      1.20      $      1.10
====================================================================================================================

Average outstanding common shares                           32,019          31,285           31,920           31,272
Average shares outstanding (assuming dilution)              32,290          31,465           32,191           31,471

                                            See Notes to Summary Financial Statements.

                                                    SOUTHWEST GAS CORPORATION
                                                   SUMMARY STATEMENTS OF INCOME
                                             (In thousands, except per share amounts)
                                                           (Unaudited)

                                                           THREE MONTHS ENDED         NINE MONTHS ENDED        TWELVE MONTHS ENDED
                                                              SEPTEMBER 30,              SEPTEMBER 30,            SEPTEMBER 30,
                                                         ------------------------  ------------------------ ------------------------
                                                             2001         2000         2001        2000         2001         2000
                                                         -----------  -----------  ----------- -----------  -----------  -----------

Gas operating revenues                                   $   188,966  $   150,178  $   862,482 $   575,142  $ 1,158,051  $   795,318
Net cost of gas sold                                          99,113       70,142      508,282     263,836      639,157      339,431
                                                         -----------  -----------  ----------- -----------  -----------  -----------
Operating margin                                              89,853       80,036      354,200     311,306      518,894      455,887
Operations and maintenance expenses                           63,466       56,839      187,727     170,506      248,396      228,199
Depreciation, amortization, and general taxes                 34,210       31,111      102,591      93,059      134,040      121,857
                                                         -----------  -----------  ----------- -----------  -----------  -----------
Operating income (loss)                                       (7,823)      (7,914)      63,882      47,741      136,458      105,831
Net interest deductions                                       19,725       17,165       59,253      50,050       78,095       66,927
Preferred securities distribution                              1,368        1,368        4,106       4,106        5,475        5,475
                                                         -----------  -----------  ----------- -----------  -----------  -----------
Pretax utility income (loss)                                 (28,916)     (26,447)         523      (6,415)      52,888       33,429
Utility income taxes                                         (11,128)     (10,334)          88      (4,300)      18,002        9,724
                                                         -----------  -----------  ----------- -----------  -----------  -----------
Net utility income (loss)                                    (17,788)     (16,113)         435      (2,115)      34,886       23,705
Other income (expense), net                                     (454)       4,495        2,287       3,912          (53)       6,180
                                                         -----------  -----------  ----------- -----------  -----------  -----------
Contribution to net income (loss) - gas operations           (18,242)     (11,618)       2,722       1,797       34,833       29,885
Contribution to net income  - construction services            1,754        1,938        3,459       3,992        3,870        4,732
                                                         -----------  -----------  ----------- -----------  -----------  -----------
Net income (loss)                                        $   (16,488) $    (9,680) $     6,181 $     5,789  $    38,703  $    34,617
                                                         ===========  ===========  =========== ===========  ===========  ===========

Earnings (loss) per share - gas operations               $     (0.56) $     (0.37) $      0.08 $      0.06  $      1.09  $      0.96
Earnings per share - construction services                      0.05         0.06         0.11        0.13         0.12         0.15
                                                         -----------  -----------  ----------- -----------  -----------  -----------
Basic earnings (loss) per share                          $     (0.51) $     (0.31) $      0.19 $      0.19  $      1.21  $      1.11
                                                         ===========  ===========  =========== ===========  ===========  ===========
Diluted earnings (loss) per share                        $     (0.51) $     (0.31) $      0.19 $      0.18  $      1.20  $      1.10
                                                         ===========  ===========  =========== ===========  ===========  ===========

Average outstanding common shares                             32,231       31,424       32,019      31,285       31,920       31,272
Average shares outstanding (assuming dilution)                  --           --         32,290      31,465       32,191       31,471

The summary statements of income have been prepared by Southwest Gas Corporation
(the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP). However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the
Company's operating segments.

                            SOUTHWEST GAS CORPORATION
                              SUMMARY BALANCE SHEET
                              AT SEPTEMBER 30, 2001
                                 (In thousands)
                                   (Unaudited)

ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                 $1,734,859
  Construction work in progress                                  50,375
                                                             ----------
    Net utility plant                                         1,785,234
                                                             ----------

OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                 35,270
  Other                                                          46,858
                                                             ----------
    Total other property and investments                         82,128
                                                             ----------

CURRENT AND ACCRUED ASSETS
  Cash and cash equivalents                                      13,338
  Receivables - less reserve of $1,527 for uncollectibles        71,556
  Accrued utility revenue                                        25,973
  Deferred purchased gas costs                                  112,332
  Other                                                          39,508
                                                             ----------

    Total current and accrued assets                            262,707
                                                             ----------

DEFERRED DEBITS
  Unamortized debt expense                                       18,164
  Other deferred debits                                          29,443
                                                             ----------

    Total deferred debits                                        47,607
                                                             ----------

    TOTAL ASSETS                                             $2,177,676
                                                             ==========

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 32,363 shares outstanding   $  501,391
    Retained earnings                                            32,365
                                                             ----------

      Total common stockholders' equity                         533,756   31.9%
  Preferred securities of Southwest Gas Capital I, 9.125%        60,000    3.6
  Long-term debt including current maturities - NOTE 2        1,081,438   64.5
                                                             ----------  ------

      Total capitalization                                    1,675,194  100.0%
                                                             ----------  ======

CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                  36,000
  Accounts payable                                               62,449
  Customer deposits                                              29,204
  Taxes accrued (including income taxes)                         13,436
  Deferred taxes                                                 34,860
  Other                                                          45,309
                                                             ----------

      Total current and accrued liabilities                     221,258
                                                             ----------
DEFERRED CREDITS
  Deferred investment tax credits                                14,885
  Deferred income taxes                                         188,329
  Other                                                          78,010
                                                             ----------
      Total deferred credits                                    281,224
                                                             ----------

      TOTAL CAPITALIZATION AND LIABILITIES                   $2,177,676
                                                             ==========

                   See Notes to Summary Financial Statements.

                       SOUTHWEST GAS CORPORATION
                    SUMMARY STATEMENT OF CASH FLOWS
                 NINE MONTHS ENDED SEPTEMBER 30, 2001
                            (In thousands)
                              (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                          $   6,181
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                                      77,582
      Change in receivables and payables                                  6,114
      Change in gas cost related balancing items                        (20,268)
      Change in accrued taxes                                            26,626
      Change in deferred taxes                                          (13,196)
      Allowance for funds used during construction                       (1,731)
      Other                                                              (5,580)
                                                                      ---------

       Net cash provided by operating activities                         75,728
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                            (176,173)
  Other                                                                    (540)
                                                                      ---------

       Net cash used in investing activities                           (176,713)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                      13,919
  Dividends paid                                                        (19,679)
  Change in notes payable                                               (95,000)
  Long-term debt issuances, net                                         200,437
                                                                      ---------

       Net cash provided by financing activities                         99,677
                                                                      ---------

Change in cash and cash equivalents                                      (1,308)
Cash at beginning of period                                              14,646
                                                                      ---------

Cash at end of period                                                 $  13,338
                                                                      =========

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                             $  55,959
Income taxes, net of refunds                                          $  (5,508)

              See Notes to Summary Financial Statements.

                                 SOUTHWEST GAS CORPORATION
                           NOTES TO SUMMARY FINANCIAL STATEMENTS
                                      (In thousands)
                                        (Unaudited)

NOTE 1 - BASIS OF PRESENTATION:

      The summary financial statements have been prepared by Southwest Gas
      Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

      Revolving credit facility, variable rate                      $   200,000
      Debentures:
         9.75% Series F, due 2002                                       100,000
         7.5% due 2006                                                   75,000
         8% due 2026                                                     75,000
      Notes, 8.375%, due 2011                                           200,000
      Medium-term notes:
         7.59% due 2017                                                  25,000
         7.75% due 2005                                                  25,000
         7.78% due 2022                                                  25,000
         7.92% due 2027                                                  25,000
         6.89% due 2007                                                  17,500
         6.76% due 2027                                                   7,500
         6.27% due 2008                                                  25,000
      Industrial development revenue bonds:
         Variable-rate bonds, Series A, due 2028                         50,000
         7.3% 1992 Series A, due 2027                                    30,000
         7.5% 1992 Series B, due 2032                                   100,000
         6.5% 1993 Series A, due 2033                                    75,000
         6.1% 1999 Series A, due 2038                                    12,410
         5.55% 1999 Series D, due 2038                                    8,270
         5.95% 1999 Series C, due 2038                                   14,320
      Unamortized discount on long-term debt                             (8,562)
                                                                    -----------

      TOTAL LONG-TERM DEBT                                          $ 1,081,438
                                                                    ===========

      ESTIMATED CURRENT MATURITIES                                  $   300,000
                                                                    ===========

                                                 SOUTHWEST GAS CORPORATION
                                                 SELECTED STATISTICAL DATA
                                                    SEPTEMBER 30, 2001

FINANCIAL STATISTICS
Market value to book value per share at quarter end                   129%
Twelve months to date return on equity  -- total company              7.2%
                                        -- gas segment                6.8%
Common stock dividend yield at quarter end                            3.9%

GAS OPERATIONS SEGMENT

                                                                                              Authorized
                                                             Authorized       Authorized       Return on
                                                              Rate Base        Rate of          Common
Rate Jurisdiction                                           (In thousands)      Return          Equity
-----------------------------                              ---------------- --------------- ----------------

Arizona (1)                                                 $      541,104            9.38%          11.25%
Southern Nevada (1)                                                237,165            9.50            11.55
Northern Nevada (1)                                                 63,986            9.67            11.55
Southern California                                                 69,486            9.94            11.35
Northern California                                                 28,849           10.02            11.35
Paiute Pipeline Company (1)                                         75,059            9.69            11.60

  (1)  Estimated amounts based on rate case settlements.

SYSTEM THROUGHPUT BY CUSTOMER CLASS                               NINE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                    SEPTEMBER 30,                    SEPTEMBER 30,
                                                           -------------------------------- --------------------------------
                     (In dekatherms)                              2001            2000             2001            2000
----------------------------------------------------------------------------------------------------------------------------
Residential                                                     45,738,064      40,183,742       62,692,076      53,116,949
Small commercial                                                21,236,405      19,555,221       28,948,473      26,170,012
Large commercial                                                 7,205,514       4,885,694        8,710,658       6,146,638
Industrial / Other                                              22,498,756      14,026,128       28,444,099      17,818,938
Transportation                                                  98,234,119     108,392,712      138,111,462     138,896,720
----------------------------------------------------------------------------------------------------------------------------

Total system throughput                                        194,912,858     187,043,497      266,906,768     242,149,257
============================================================================================================================

HEATING DEGREE DAY COMPARISON
----------------------------------------------------------------------------------------------------------------------------
Actual                                                          1,471           1,231            2,173           1,685
Ten-year average                                                1,395           1,404            1,981           1,983
============================================================================================================================

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 1, 2001	SOUTHWEST GAS CORPORATION /s/ ROY R. CENTRELLA Roy R. Centrella Controller